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Pepco Holdings, Inc

3rd Quarter Earnings Conference Call
November 4, 2011

Safe Harbor Statement/Regulation G Information
Some of the statements contained in today’s presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, and each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby and by the Private
Securities Litigation Reform Act of 1995. These statements include declarations regarding each reporting company’s intents, beliefs and current expectations. You can generally identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,”
“anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue”, the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more reporting company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-
looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the “Risk Factors” section of each reporting company’s annual and quarterly reports filed in 2011, and investors should refer to these risk factor sections. The forward-looking statements contained herein are also qualified in their entirety by reference to, and should be read together with, the following important factors, which are difficult to predict, contain uncertainties, are beyond each reporting company’s control and may cause actual results to differ materially from those contained in forward-looking statements: changes in prevailing governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; weather conditions affecting usage and emergency restoration costs; population growth rates and changes in demographic patterns; changes in customer energy demand due to conservation measures and the use of more energy-efficient products; general economic conditions, including the impact of an economic downturn or recession on energy usage;
changes in and compliance with environmental and safety laws and policies; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; rules and regulations imposed by, and decisions of, Federal and/or state regulatory commissions, PJM, the North American Electric Reliability Corporation and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that influence each reporting company’s business and profitability; pace of entry into new markets; volatility in customer demand for electricity and natural gas; interest rate fluctuations and the impact of credit and capital market conditions on the ability of a reporting company to obtain funding on favorable terms; and effects of geopolitical events, including the threat of domestic terrorism or cyber attacks. Any forward-looking statements speak only as to the date of this presentation and each reporting company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events.
New factors emerge from time to time, and it is not possible for a reporting company to predict all such factors, nor can any reporting company assess the impact of any such factor on such reporting company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.
PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guidance) excluding special items because management believes that these items are not representative of PHI’s ongoing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI’s period-over-period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, PHI’s reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in the United
States (GAAP).

Reliability Enhancement Plan -
Improving System Reliability is a Top Priority
• Our focus in 2011 has been primarily in Pepco’s service territory
• Our progress since last fall*:
 – Tree Trimming - Trimmed along more than 2,600 miles of power lines to remove limbs that threatened our equipment; 73% of 2011 target complete
 – Cable Replacement - Replaced or upgraded more than 230 miles of underground cable; 78% of 2011 target complete
 – Selective Undergrounding - Identified overhead lines for
 undergrounding
 – Distribution Automation - Added more than 125 automated switches that will reroute power more effectively during storms; 50% of 2011 target complete
 – Customer Communications - Added call center staff and more than doubled phone lines
 – Technology-Based Improvements - Implemented technology on mobile devices to view online outage maps and enable customers to report outages
• System reliability has improved over the past year
 – Improved outage frequency and duration statistics for Pepco
 – Benefits of reliability initiatives demonstrated during Hurricane Irene
* Data as of 9/30/11 - Pepco service territory

Hurricane Irene - Storm Response
• Hurricane Irene hit our service territory in late August
 2011 with high winds and driving rain
• Approximately 445,000 customers (~25% of total electric
 customers) were without power at the height of the storm
• 98% of customers were restored within just over two
 days after the storm ceased; received positive comments
 from customers, elected officials and regulators on
 restoration response
• AMI outage detection proved useful during restoration
 efforts in Delaware as data eliminated the need to
 dispatch crews to several hundred outage locations

Pepco - Maryland
Reliability Case 9240
• Related to power outages caused by severe weather in Pepco’s service territory in 2010
• Public Service Commission initiated the proceeding for Pepco in
 August 2010 to investigate the reliability of the electric distribution system and the quality of service provided to customers
• Reliability Enhancement Plan submitted to the Commission in August
 2010
• Pepco’s position
 – Committed to implementation of the Reliability Enhancement Plan
 – No violation of Commission rules or regulations occurred
 – Commission’s consultant agreed; storm restoration efforts were better than industry norm
• Awaiting Commission decision

Reliability Standards
• Working group met weekly through October 2011
• Staff report with recommendations issued October 27, 2011; benchmarks proposed for:
 – Service interruption
 – Downed wire response
 – Customer communications
 – Vegetation management
 – Equipment inspection
• Rulemaking sessions to be held December 8 - 9, 2011
• First measurement period begins as soon as the regulations are adopted, which will be no later than
 July 1, 2012
Maryland (PSC - RM43) - Rulemaking proceeding applying to all electric utilities in the state
• New rules require improvement in reliability performance on an annual basis beginning in 2013 and continuing through 2020
• Regulations in their current form are flawed because they propose an inconsistent method to calculate reliability
• Standards may not be realistically achievable at an acceptable level of cost over the longer term
• Pepco filed an application for reconsideration of the regulations with the Commission on August 8, 2011
District of Columbia - New reliability standards adopted in July 2011

Pepco DC	 MD	Delmarva Power MD	 DE	Atlantic City Electric NJ
Electric meter installation	• 60% complete; to be completed 1Q2012 • Regulatory asset approved	• 4% complete; to be completed 4Q2012 • Regulatory asset approved	• Business case submitted, awaiting PSC order	• 99% complete • Regulatory asset approved	•Deferred
Electric meter activation	• Underway; to be completed 2Q2012	• To begin 2Q2012; to be completed 1Q2013	• N/A	• 95% complete; to be completed 1Q2012	•N/A
AMI Customer Benefits – When do they start?	• Online access to energy usage data – 2Q2011 • Outage detection – 2Q2011	• Online access to energy usage data – 4Q2011 • Outage detection – 4Q2011	• N/A	• Online access to energy usage data – 1Q2010 • Outage detection – 1Q2010	•N/A
Critical Peak Rebate form of dynamic pricing	• Proposal pending; proposed phase-in for residential customers to begin in 2012	• Approved in concept; phase in for residential customers to begin 2012	• Approved in concept pending AMI deployment authorization	• Proposal pending; proposed phase-in for residential customers to begin in 2012	•Deferred

Pepco Holdings, Inc

Advanced Metering Infrastructure -
Status by Jurisdiction
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)	Docket No. ER11080469 ACE - NJ
Initial Filing Date	8/5/11
Test Year	3 mos. actual 9 mos. forecast ending 12/31/11
Adjusted Rate Base	$922.6
Equity Ratio	49.1%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$58.9
Residential Total Bill % Increase	4.2%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.1

Pepco Holdings, Inc

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Distribution Rate Cases - Pending
Atlantic City Electric - New Jersey
Drivers of requested increase:
• Rate base growth/reliability investment
Regulatory lag mitigation measure proposed in a separate filing made October 18, 2011:
• Request the continuance and expansion of the recently completed Infrastructure Investment Program (IIP)
• Allows recovery of non-revenue generating infrastructure investment through a special rate outside of a base rate filing
• Under the IIP, Atlantic City Electric proposes to recover reliability-related capital expenditures of $69 million,
 $94 million and $81 million, in 2012, 2013 and 2014, respectively

• Following the settlement of Delmarva Power’s base rate case in July 2011, the Commission approved the establishment of a Regulatory Lag Working
 Group
• Charged with examining the need for and design of any regulatory lag mechanism; meeting over a 100-day period
• Meetings held among the parties
 – Company’s outside expert discussed the issue of regulatory lag and mitigation mechanisms in place across the United States
 – Company management presented analysis demonstrating the impact of regulatory lag on Delmarva Power
• Working group filed a report with the Commission on October 17
 – Recap of working group process
 – Reported that no consensus was reached
• Delmarva Power and Pepco to pursue regulatory lag mitigation mechanisms in rate cases to be filed December 2011
Delmarva Power - Maryland
Phase II (Regulatory Lag) Case 9249

(Millions of Dollars)	Case No. 1087 Pepco - DC
Test Year	6 mos. actual 6 mos. forecast ended 9/30/11
Adjusted Rate Base	$1,167.5
Equity Ratio	49.2%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$42.1
Residential Total Bill % Increase	5.3%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4

	Procedural Schedule
Initial Filing Date	7/8/11
Intervenors Testimony	12/7/11
Rebuttal Testimony	1/16/12
Evidentiary Hearings	1/30 - 2/3/12
Initial Briefs	2/27/12
Reply Briefs	3/12/12
Expected Timing of Decision	Q2-2012

Pepco Holdings, Inc

Distribution Rate Cases - Pending
Pepco - District of Columbia
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Drivers of requested increase:
• Rate base growth/reliability investment
• Under-earning at current authorized ROE
• Investment in Advanced Metering
 Infrastructure
Two regulatory lag mitigation measures
proposed in filing:
 • Reliability Investment Recovery Mechanism -
 provides full and timely recovery of future capital
 investments related to distribution system reliability
 • Fully forecasted test periods

• Filing Cycle      Status
 – Pepco DC    Pending - Filed July 2011
 – Atlantic City Electric NJ  Pending - Filed August 2011
 – Delmarva Power DE - Electric Filing targeted for December 2011
 – Delmarva Power MD   Filing targeted for December 2011
 – Pepco MD     Filing targeted for
 December 2011
 – Delmarva Power DE - Gas  Filing targeted for 1Q2013
• Requested distribution rate increases for residential customers with typical usage are expected to range from 1% - 3% of the total bill
• Targeted filing dates may be altered by financial projections and other considerations
• Rate cases will be filed in 2012 if progress to reduce regulatory lag is less than satisfactory in the current cycle of base rate cases
Distribution Rate Cases - The Current Cycle
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Baltimore
Dover
Washington, DC
Georgetown
Burches Hill
Chalk Pt.
Possum Pt.
Cambridge
Indian River
Calvert Cliffs
Vienna
Salisbury
North Anna
MAPP HVAC Power Line
MAPP HVDC Power Line
Nuclear Generation
Fossil Generation
Substation
AC/DC Converter Station

Pepco Holdings, Inc

• PJM provided notice to PHI on August
 18th that the MAPP project in-service
 date will be delayed until 2019 - 2021
• PHI suspended most permitting,
 engineering, and environmental
 studies
• Maryland PSC approved our request
 to delay the procedural schedule for
 one year or until PJM has issued its
 2012 Regional Transmission
 Expansion Plan
• PHI plans to spend approximately $5
 million in each of 2011 and 2012 to
 complete right-of-way acquisition in
 Dorchester County and some
 permitting and environmental activities
Mid-Atlantic Power Pathway - Project Update
FERC Approved ROE: 12.8%
2020 in-service date currently planned
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)	2012	2013	2014	2015	2016	5 Year Total
Distribution:						
Customer Driven (new service connections, meter installations, highway relocations)	$ 126	$ 138	$ 131	$ 137	$ 135	$ 667
Reliability (facility replacements/upgrades for system reliability)	399	431	422	421	420	2,093
DOE Reimbursement[1]	(10)	(3)	-	-	-	(13)
Load (new/upgraded facilities to support load growth)	76	110	176	131	156	649
Distribution - Blueprint:						
Advanced Metering Infrastructure (AMI) [2]	120	3	-	9	92	224
DOE Reimbursement[1]	(40)	-	-	-	-	(40)
Transmission:						
Customer Driven	9	1	10	5	7	32
Reliability (facility replacements/upgrades for system reliability)	88	102	143	140	72	545
Load and Other	208	157	125	110	179	779
Mid Atlantic Power Pathway [3]	5	2	2	6	190	205
Gas Delivery	22	23	23	25	27	120
Information Technology	15	10	11	10	17	63
Corporate Support and Other	125	70	39	29	32	295
Total Power Delivery	$1,143	$1,044	$1,082	$1,023	$1,327	$ 5,619

Pepco Holdings Inc

Capital Expenditures Forecast -
Updated November 2011
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(1)  Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
(2)  Installation of AMI in New Jersey is contingent on regulatory approval ($9 million in 2015, $92 million in
 2016).
(3) Assumes MAPP in-service date of 2020.

Contracts Signed and Project Development Pipeline

(Millions of Dollars)

$500
$400
$300
$200
$100
$0
2007
2008
2009
2010
2011YTD
Contract Signings
Pipeline

Pepco Holdings, Inc

14

Pepco Energy Services
• PES has signed $38 million of new energy efficiency contacts in the third quarter of 2011
• Project development pipeline has grown to $511 million, up 14% since January 1
• PES continues to grow its business development staff
• Economic environment has slowed contract signings with state and local governments in
 2011

Net Earnings from Continuing Operations – Millions of dollars	Three Months Ended September 30, 2011	2010	Nine Months Ended September 30, 2011	2010
Reported (GAAP) Net Earnings from Continuing Operations	$80	$21	$237	$125
Special Items:*				
• Debt extinguishment costs	–	81	–	81
• Restructuring charge	–	8	–	8
• Effects of Pepco divestiture-related claims	–	6	–	6
Net Earnings from Continuing Operations, Excluding Special Items	$80	$116	$237	$220

Earnings per Share from Continuing Operations	Three Months Ended September 30, 2011	2010	Nine Months Ended September 30, 2011	2010
Reported (GAAP) Earnings per Share from Continuing Operations	$0.35	$0.09	$1.05	$0.56
Special Items:				
• Debt extinguishment costs	–	0.36	–	0.36
• Restructuring charge	–	0.04	–	0.04
• Effects of Pepco divestiture-related claims	–	0.03	–	0.03
Earnings per Share from Continuing Operations, Excluding Special Items	$0.35	$0.52	$1.05	$0.99

Pepco Holdings, Inc

Reconciliation of GAAP Earnings to
Earnings Excluding Special Items
Note: See Regulation G Information at the beginning of today’s presentation.
* See Appendix for pre-tax earnings impact of special items.

(Millions of Dollars)	Estimated Total Cost*	Capital	O&M Expense	Deferred/ Regulatory Asset
Atlantic City Electric	$12.7	$5.2	$ –	$7.5
Delmarva Power				
Delaware	4.9	1.4	3.5	–
Maryland	6.9	1.9	–	5.0
Pepco				
District of Columbia	3.8	1.5	2.3	–
Maryland	18.5	7.0	–	11.5
Total	$46.8	$17.0	$5.8	$24.0

Pepco Holdings, Inc

Hurricane Irene - Estimated Incremental Cost
Note: See Safe Harbor Statement at the beginning of today’s presentation.
* Since a large portion of the costs incurred related to services provided by third parties for which the invoices have not yet been received, the costs have been estimated.
 Recovery of system restoration expenses that are in excess of the storm restoration expenses currently embedded in base rates will be pursued during the current cycle of distribution rate cases.

Three Months Ended September 30,				
	Power Delivery	Pepco Energy Services	Other Non-Regulated	Corporate and Other	Total PHI
2010 Net Income excluding Special Items - Continuing Operations 1/ 2/	**$ 0.41**	**$ 0.03**	**$ 0.04**	**$ 0.04**	**$ 0.52**
<u>Change from 2010 Net Income excluding Special Items</u>					
Regulated Operations					
• Distribution Revenue					
- Weather (estimate) **3/**	(0.01)	-	-	-	(0.01)
- Rate Increases	0.01	-	-	-	0.01
- Other Distribution Revenue	(0.01)	-	-	-	(0.01)
• Network Transmission Revenue	0.01	-	-	-	0.01
• ACE Basic Generation Service (primarily unbilled revenue)	(0.02)	-	-	-	(0.02)
• Standard Offer Service Margin	0.02	-	-	-	0.02
• Operation & Maintenance	(0.11)	-	-	-	(0.11)
• Depreciation	(0.01)	-	-	-	(0.01)
Pepco Energy Services					
• Retail Energy Supply	-	(0.02)	-	-	(0.02)
• Energy Services	-	0.02	-	-	0.02
Other Non-Regulated	-	-	(0.02)	-	(0.02)
Corporate and Other	-	-	-	0.02	0.02
Net Interest Expense	-	0.01	-	0.01	0.02
Income Tax Adjustments					
• District of Columbia Unitary Tax Impact	-	-	(0.02)	-	(0.02)
• Other Income Tax Adjustments, net	-	-	0.02	(0.07)	(0.05)
2011 Net Income (GAAP) - Continuing Operations 4/	**$ 0.29**	**$ 0.04**	**$ 0.02**	**$ -**	**$ 0.35**

(1) The 2010 weighted average number of basic and diluted shares outstanding was 224 million
(2) See Appendix for reconciliation of GAAP earnings to earnings excluding special items

Pepco Holdings, Inc

Earnings Per Share Variance - Third Quarter
(3) The effect of weather compared to the 20-year average weather is estimated to have increased earnings by $0.02 per share
(4) The 2011 weighted average number of basic and diluted shares outstanding was 226 million

Nine Months Ended September 30,				
	Power Delivery	Pepco Energy Services	Other Non-Regulated	Corporate and Other	Total PHI
2010 Net Income/(Loss) excluding Special Items - Continuing Operations 1/ 2/	**$ 0.79**	**$ 0.14**	**$ 0.09**	**$ (0.03)**	**$ 0.99**
Change from 2010 Net Income/(Loss) excluding Special Items					
Regulated Operations					
• Distribution Revenue					
- Weather (estimate) 3/	-	-	-	-	-
- Rate Increases	0.09	-	-	-	0.09
- Other Distribution Revenue	(0.01)	-	-	-	(0.01)
• Network Transmission Revenue	0.06	-	-	-	0.06
• ACE Basic Generation Service (primarily unbilled revenue)	(0.03)	-	-	-	(0.03)
• Standard Offer Service Margin	0.07	-	-	-	0.07
• Operation & Maintenance	(0.22)	-	-	-	(0.22)
• Depreciation	(0.03)	-	-	-	(0.03)
• Other, net	0.02	-	-	-	0.02
Pepco Energy Services					
• Retail Energy Supply	-	(0.09)	-	-	(0.09)
• Energy Services	-	0.04	-	-	0.04
Other Non-Regulated	-	-	-	-	-
Corporate and Other	-	-	-	0.02	0.02
Net Interest Expense	-	0.03	-	0.12	0.15
Income Tax Adjustments					
• Interest Related to Tax Settlement (covering prior tax years)	0.04	-	0.04	-	0.08
• District of Columbia Unitary Tax Impact	-	-	(0.02)	-	(0.02)
• Other Income Tax Adjustments, net	0.05	-	0.02	(0.13)	(0.06)
Dilution	(0.01)	-	-	-	(0.01)
2011 Net Income/(Loss) (GAAP) - Continuing Operations 4/	**$ 0.82**	**$ 0.12**	**$ 0.13**	**$ (0.02)**	**$ 1.05**

(1) The 2010 weighted average number of basic and diluted shares outstanding was 223 million
(2) See Appendix for reconciliation of GAAP earnings to earnings excluding special items

Pepco Holdings, Inc

Earnings Per Share Variance - Year-to-Date
(3) The effect of weather compared to the 20-year average weather is estimated to have increased earnings by $0.02 per share
(4) The 2011 weighted average number of basic and diluted shares outstanding was 226 million

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2010
2011E

Pepco Holdings, Inc

2011 Earnings Guidance
Earnings Per Share
$1.24
Guidance
Reflects earnings per share from ongoing operations
(GAAP results excluding special, unusual or extraordinary items)
$1.15 - $1.25
The guidance range excludes:
• Discontinued operations
• The net mark-to-market effects of
 economic hedging activities at Pepco
 Energy Services
• The impact of a tax law change to adopt a
 unitary tax in DC
The guidance range assumes/includes:
• Normal weather for the remainder of the
 year
• Updated forecast for Power Delivery
 operation and maintenance expenditures
Actual*
* Excludes special items. See Appendix for reconciliation of GAAP earnings to earnings excluding special items.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Appendix

Income tax effects for the Special Items were calculated using a composite income tax rate of approximately 40%. The pre-tax amounts are shown below:

Pepco Holdings, Inc

Reconciliation of GAAP Earnings to
Earnings Excluding Special Items
Earnings per Share from Continuing Operations	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010	Twelve Months Ended December 31, 2010
Reported (GAAP) Earnings per Share from Continuing Operations	$ 0.09	$ 0.56	$ 0.62
Special Items:
• Debt extinguishment costs	0.36	0.36	0.51
• Restructuring charge	0.04	0.04	0.08
• Effects of Pepco divestiture-related claims	0.03	0.03	0.03
Earnings per Share from Continuing Operations, Excluding Special Items	$ 0.52	$ 0.99	$ 1.24
Net Earnings from Continuing Operations - Millions of Dollars	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010	Twelve Months Ended December 31, 2010
Reported (GAAP) Net Earnings from Continuing Operations	$ 21	$ 125	$ 139
Special Items:
• Debt extinguishment costs	81	81	113
• Restructuring charge	8	8	18
• Effects of Pepco divestiture-related claims	6	6	6
Net Earnings from Continuing Operations, Excluding Special Items	$ 116	$ 220	$ 276
Note: See Regulation G Information at the beginning of today’s presentation.
Pre-Tax Earnings Impact - Millions of Dollars		Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010	Twelve Months Ended December 31, 2010
•	Debt extinguishment costs	$ 135	$ 135	$ 189
•	Restructuring charge	$ 14	$ 14	$ 30
•	Effects of Pepco divestiture-related claims	$ 9	$ 11	$ 11